EMERGING MARKETS GROWTH FUND, INC.
11100 Santa Monica Boulevard
Los Angeles, California  90025-3384
(800) 421-4989

PROSPECTUS

August 29, 2012
(as supplemented March 21, 2013)

Emerging Markets Growth Fund, Inc. (the “Fund”) is an open-end interval management investment company.  In accordance with an order from the Securities and Exchange Commission (“SEC”) permitting the Fund to operate as an open-end interval fund, the Fund redeems its shares at monthly intervals.  You may send your redemption request to the Fund at any time.  The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the “Redemption Request Deadline”).  Your redemption request will become irrevocable at the Redemption Request Deadline.  Your shares will be redeemed at the price determined as of the close of business (approximately 4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the “Redemption Pricing Date”).  The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date.  Each redemption request must be in an amount not less than $25,000 (the same amount as the Fund’s minimum amount for additional investments).  The Fund may declare the Redemption Pricing Date to be sooner than the last business day of the month, subject to conditions described in the Prospectus.  If it does, the Fund will pay redemption proceeds within seven (7) calendar days of the accelerated Redemption Pricing Date.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EMERGING MARKETS GROWTH FUND, INC.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS	3
INVESTMENT RESULTS	4
MANAGEMENT	5
PURCHASE AND SALE OF FUND SHARES	5
TAX INFORMATION	6
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	6
MANGEMENT AND ORGANIZATION	9
PRICING OF FUND SHARES	11
WHO MAY INVEST IN THE FUND	11
RESTRICTIONS ON TRANSFERS	11
HOW TO PURCHASE SHARES	11
HOW TO REDEEM SHARES	13
DISTRIBUTIONS AND TAXES	15
FINANCIAL HIGHLIGHTS	17
MORE INFORMATION ABOUT THE FUND	18

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Maximum Deferred Sales Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Maximum Sales Charge Imposed on Reinvested Dividends . . . . . . . . . . . . . . . . . . . . . . . .	None
Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.61%
Distribution (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.07%
Acquired Fund Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.06%
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.74%1

1 The total annual fund operating expenses included in the fee table do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section.  The Financial Highlights reflect only the operating expenses of the Fund (management fees and other expenses, as identified in the Subtotal above) and do not include fees and expenses related to the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years	1 year	3 years	5 years	10 years
	$76	$237	$411	$918

Although this Example assumes an investment of $10,000, your initial investment in the Fund must be at least $100,000.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stock and other equity securities of issuers in developing countries.  Developing countries are also known as “emerging markets.” In determining whether an issuer is in a developing country, the Fund will consider whether the country is generally considered to be a developing country by the international financial community, where the issuer is domiciled, the location of the issuer's principal place of business and/or whether the issuer has substantial assets, or derives significant revenues or profits from developing countries.  Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. These securities are discussed more fully in the section entitled “Investment Objective, Strategies and Risks.”

The investment adviser uses a system of multiple portfolio managers in managing the Fund’s assets. Under this approach, the portfolio of the Fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The Fund relies on the professional judgment of its investment adviser to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

PRINCIPAL RISKS

This section describes the principal risks associated with the Fund’s principal investment strategies. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the Fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the Fund actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person.

INVESTMENT RESULTS

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table below shows how the Fund’s average annual total returns for various periods compare with the MSCI Emerging Markets Index (stacked), a broad measure of market performance.  This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results.

[Missing Graphic Reference]

CALENDAR YEAR TOTAL RETURNS

[begin bar chart]

12/31/02	-9.93
12/31/03	51.51
12/31/04	20.74
12/31/05	38.36
12/31/06	36.53
12/31/07	38.57
12/31/08	-49.49
12/31/09	77.82
12/31/10	16.79
12/31/11	-21.53

[end bar chart]

Highest/Lowest quarterly results during this time period were:

Highest:	33.33% (quarter ended June 30, 2009)
Lowest:	-25.28% (quarter ended December 31, 2008)
The Fund’s total return for the six months ended June 30, 2012, was 0.41%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Return Before Taxes	-21.53%	2.66%	13.51%
Return After Taxes on Distributions	-21.91%	0.43%	11.29%
Return After Taxes on Distributions and Sale of Fund Shares	-13.03%	1.96%	11.82%
MSCI Emerging Markets Index (stacked) (reflects no deduction for fees, expenses, or taxes)	-19.49%	2.55%	13.94%

After-tax returns applicable to U.S. taxable investors are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on specific tax situations and likely will differ from the results shown above.

MANAGEMENT

Investment adviser

Capital International, Inc.

Portfolio managers

The individuals primarily responsible for the portfolio management of the Fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in the Fund	Primary title with investment adviser (or affiliate)
Christopher Choe	14 years	Senior Vice President and Director – Capital International, Inc.
David I. Fisher	26 years	Vice Chairman – Capital International, Inc.
Victor D. Kohn President, Chief Executive Officer and Director	18 years	President and Director – Capital International, Inc.
Luis Freitas de Oliveira Director	11 years	Director – Capital International, Inc.
Lisa B. Thompson Vice President	5 years	Senior Vice President – Capital Guardian Trust Company
Shaw B. Wagener Director	22 years	Chairman – Capital International, Inc.

PURCHASE AND SALE OF FUND SHARES

The Fund is designed for institutional investors and other “qualified purchasers” that seek to achieve international diversification by investing in developing country securities.  Given the risks of investing in developing country securities, the Fund has established the following suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund.

Purchase Minimums

To establish an account
For a natural person, in order to be considered a qualified purchaser, you must generally own at least $5 million in investments

For an institution, in order to be considered a qualified purchaser, you must own, or manage on behalf of others, at least $25 million in investments

To add to an account
For both natural persons and institutions

$100,000 $100,000 $25,000

You should note that the Fund is not a typical mutual fund that sells and redeems its shares on a daily basis.  Rather the Fund sells its shares on the last business day of the week and the month and redeems its shares at monthly intervals.  You may redeem shares of the Fund in minimum amounts of $25,000 at monthly intervals by sending your redemption request in writing to Capital International, Inc., Attn: Abbe Shapiro, 400 South Hope Street, 23rd Floor, Los Angeles, California, 90071-2801 or to Capital International, Inc., P.O. Box 54379, Los Angeles, California 90054-0379; by telephoning (800) 421-4989; or by faxing (310) 996-6511.

Please refer to the sections on “How to Purchase Shares” and “How to Redeem Shares” for detailed instructions and restrictions.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund will be subject to federal income tax and may also be subject to state or local taxes, unless you are exempt from taxation.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The investment objective of the Fund is to seek long-term capital growth. The Fund invests primarily in common stock and other equity securities of issuers in developing countries. Developing countries are also known as “emerging markets.” Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock.  Under normal market conditions, the Fund will invest at least 80% of its assets in developing country securities. This policy is subject to change only upon 60 days’ notice to shareholders.  These securities will principally consist of:

•
securities listed or traded on a securities exchange or in an over-the-counter market and whose issuers are domiciled in and/or have their principal place of business in countries that have securities markets approved for investment by the Fund’s Board of Directors (“Qualified Markets”).  These securities may include Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts and may be listed or traded outside the issuer's domicile country;

•
securities of issuers that are not domiciled or do not have their principal place of business in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries;

•
securities of issuers that are not domiciled or do not have their principal place of business in developing countries, but that have or will have substantial assets (between 50% and 75%) in developing countries, or derive or expect to derive a substantial proportion (between 50% and 75%) of their total revenue or profit from goods or services produced in or sales made in developing countries; provided, however, that no more than 15% of the Fund’s total assets will consist of the securities of issuers that fall into this category;

•
securities of issuers that are domiciled in and/or have their principal place of business in a developing country that is not a Qualified Market; provided, however, that no more than 10% of the Fund’s total assets will consist of the securities of issuers that fall into this category; and

•
fixed income securities of developing country governments and corporations provided, however, that no more than 15% of the Fund’s total assets will consist of fixed income securities that fall into this category.

The following countries are currently considered by the Fund’s Board of Directors to be Qualified Markets:

Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela.

In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as market liquidity, the availability of information about the market, and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

Consistent with the Fund’s objective, it may use derivatives instruments. Derivatives may be used to, among other things, manage foreign currency exposure, provide liquidity, obtain exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund above its total net assets. Certain derivatives, repurchase transactions and reverse repurchase transactions may be collateralized and additional cash may be held for these purposes. Derivatives may expose the Fund to certain additional risks relative to traditional securities such as credit risks of the counterparty, imperfect correlation between derivatives prices and prices of related assets, rates or indices, potential for increased volatility and reduced liquidity.

The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including: those events directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) purchased by the Fund may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

In addition, investing in developing country securities involves special risks and considerations.  These risks and considerations include:

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country;

•	potential fluctuation of a developing country’s currency against the U.S. dollar;

•	potential unusual price volatility in a developing country’s securities markets;

•	government involvement in the private sector, including government ownership of companies in which the Fund may invest;

• limited information about a developing country;

•
less certainty with respect to portfolio security valuations for developing country securities as compared to developed country securities, which may lead to additional challenges and risks in calculating the Fund’s net asset value;

•	high levels of tax levied by developing countries on dividends, interest and capital gains and typically less well-defined tax laws and procedures;

•	the greater likelihood that developing countries will experience more volatility in inflation rates than developed countries;

•
the greater potential that developing country securities purchased by the Fund may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets;

•	risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law;

•
settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests or for the Fund to deliver portfolio securities before receiving payment;

• the possibility of nationalization, expropriation or confiscatory taxation;

•
favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

•
additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets;

• greater social, economic and political instability, including the risk of war;

•	lack of availability of currency hedging or other risk management techniques in certain developing countries;

•	the fact that companies in developing countries may be newly organized and may be smaller and less seasoned;

• differences in accounting, auditing and financial reporting standards;

•	the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and

•	limitations on obtaining and enforcing judgments against non-U.S. residents.

Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the United States or other developed countries, they are present to a greater degree in the countries in which the Fund invests.  In light of these risks, you should be aware that you may lose money investing in the Fund.  The likelihood of loss is greater if you invest for a shorter period of time.

The Fund may, for temporary defensive purposes, hold up to 100% of its assets in cash, money market instruments, highly liquid debt instruments or freely convertible currencies. During such periods, the Fund may not achieve its investment objective.   In addition, pending the

Fund’s investment of new money in developing country equity securities, it may invest in money market instruments or other highly liquid debt instruments or freely convertible currencies. A larger percentage of such holdings could moderate the Fund’s investment results in a period of rising market prices. A larger percentage of such holdings could reduce the magnitude of the Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The Fund’s investment results will depend on the ability of the Fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the Fund has other investment practices that are described in the statement of additional information, along with a description of certain of the risks associated with those practices.

Additional Information Regarding Investment Results

The Fund compares its average annual total returns for various periods with the MSCI Emerging Markets Index (stacked), a broad measure of market performance for investment companies that invest in developing markets.  Returns for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets Investable Markets Index with net dividends thereafter.  The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

Portfolio Holdings

A description of the policies and procedures regarding the disclosure of information about the Fund’s portfolio securities is available in the Fund’s statement of additional information.

MANAGEMENT AND ORGANIZATION

Investment Adviser

The investment adviser, Capital International, Inc., is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, 333 South Hope Street, Los Angeles, California 90071-1406, 400 South Hope Street, Los Angeles, California 90071-2801, and 6455 Irvine Center Drive, Irvine, California, 92618.  The investment adviser was organized under the laws of California in 1987 and is registered with the U.S. Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940.  The Capital Group Companies, Inc., whose address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406, owns (indirectly through another wholly-owned subsidiary) all of the investment adviser’s outstanding shares of common stock.

The investment adviser makes investment decisions and supervises the acquisition and disposition of securities by the Fund, provides information to the Fund’s Board of Directors to assist the Board in identifying and selecting Qualified Markets and manages the business affairs of the Fund.  The total management fee paid by the Fund for the previous fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the Fund.” Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Fund’s Investment Advisory and Service Agreement with the investment adviser by the Fund’s Board of Directors is contained in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2012.

Portfolio Management

The investment adviser manages assets using a multiple portfolio manager system.  Under this system, the portfolio of the Fund is divided into segments and each segment is assigned to an individual manager who decides how the assets in that segment will be invested (within the limits provided by the Fund’s objectives and the investment adviser’s investment committee).  In addition, one segment is designated as a “research portfolio” and is managed by a number of research professionals.

The following individuals serve as portfolio managers for the Fund:

Portfolio manager	Investment experience	Portfolio manager experience in this Fund	Portfolio manager’s role in management of the Fund
Christopher Choe	Investment professional for 29 years in total; 22 years with Capital International, Inc. or affiliate	14 years	Serves as portfolio manager
David I. Fisher	Investment professional for 46 years in total; 43 years with Capital International, Inc. or affiliate	26 years	Serves as portfolio manager
Victor D. Kohn President, Chief Executive Officer and Director	Investment professional for 27 years in total; 26 years with Capital International, Inc. or affiliate	18 years	Serves as portfolio manager
Luis Freitas de Oliveira Director	Investment professional for 24 years in total; 18 years with Capital International, Inc. or affiliate	11 years	Serves as portfolio manager
Lisa B. Thompson Vice President	Investment professional for 24 years in total; 18 years with Capital International, Inc. or affiliate	5 years	Serves as portfolio manager
Shaw B. Wagener Director	Investment professional for 31 years, all with Capital International, Inc. or affiliate	22 years	Serves as portfolio manager

 Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

PRICING OF FUND SHARES

The Fund calculates its share price, also called net asset value or NAV, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, on the last business day of each week and each month provided that the New York Stock Exchange is open, and may be calculated at such other days as the Board of Directors may determine.   Assets are valued primarily on the basis of market quotations. However, the Fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the Fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values.

 Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the values of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

WHO MAY INVEST IN THE FUND

The Fund is designed for institutional investors and other “qualified purchasers” that seek to achieve international diversification by investing in developing country securities.  Given the risks of investing in developing country securities, the Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund.  If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments.  If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

These suitability standards are stricter than those that were imposed prior to January 1, 1999.  Prior to January 1, 1999, the Fund’s suitability standards required that each investor that was a “company” (as that term is defined in the Investment Company Act of 1940) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933.  Shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the suitability standards in place prior to January 1, 1999, are not required to meet the “qualified purchaser” standard in order to acquire additional shares of the Fund.

RESTRICTIONS ON TRANSFERS

In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund’s shares to another party who does not meet these minimum qualifications.  These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements.  The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void. Additionally, transfers must meet the minimum purchase and sales requirements detailed below.

HOW TO PURCHASE SHARES

The Fund may suspend the sale of shares from time to time, as determined by the Board of Directors, and reserves the right to reject any purchase order for any reason.  In addition, the Board has imposed a limitation on the number of net new shares that may be sold by the Fund in any one fiscal year.  This limitation, which also may be modified at any time by the Board of Directors, is 25% of the outstanding shares as of the prior fiscal year-end.

You may purchase shares by calling the Fund at (800) 421-4989, or by fax at (310) 996-6511.  The minimum initial purchase for both institutions and natural persons is $100,000.  The minimum subsequent purchase for both institutions and natural persons is $25,000.  Shares of the Fund are offered for sale on the last business day of the week and on the last business day of the month.  Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month.  Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share determined on the last business day of the week or month.  You do not pay any sales or distribution charges for purchasing shares of the Fund.

Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions.  On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and the total dollar amount of the purchase.

Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer.  Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

Wire:	Emerging Markets Growth Fund, Inc.
c/o JPMorgan Chase
ABA#: 021000021
DDA#: 890456338
DDA Name: Emerging Markets Growth Fund Subscription
FBO: Shareholder Name and Account Number

Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to one of the following addresses:

Capital International, Inc.
Attn:  Abbe Shapiro
400 South Hope Street, 23rd Floor
Los Angeles, California  90071-2801

                 – or –

Capital International, Inc.
P.O. Box 54379
Los Angeles, California  90054-0379

In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold and track that money on your behalf in a segregated account until the date on which the price is determined.

In addition, at the sole discretion of the investment adviser, you may purchase shares by tendering to the Fund developing country securities that are determined by the investment adviser to be appropriate for the Fund’s investment portfolio.  If you wish to purchase shares with securities, you should send your request by fax to the Fund at (310) 996-6511.  The fax request should provide a list of all such securities and the amount of each security being offered in exchange for shares.  The

Fund may accept all, a portion, or none of the tendered securities.  You will be notified by written communication within five (5) business days as to whether the Fund will issue shares in exchange for any of the tendered securities.  If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund’s shares determined on the last business day of the week or month after the decision has been made to accept securities in exchange for shares.  The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund’s officers.  You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

The Fund’s Board of Directors may determine from time to time whether the Fund will issue share certificates.

HOW TO REDEEM SHARES

Redemption Policy

The Fund redeems its shares at monthly intervals.  You may send your redemption request to the Fund at any time.  The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the “Redemption Request Deadline”). Your redemption request will become irrevocable at the Redemption Request Deadline.  You may, however, revoke your redemption request at any time prior to the Redemption Request Deadline.  A redemption request will not be properly revoked unless the Fund receives, prior to the Redemption Request Deadline, a written revocation by postal or commercial delivery or by fax at (310) 996-6511.  Your shares will be redeemed at the price determined as of the close of business (approximately 4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the “Redemption Pricing Date”).  The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date (the “Redemption Payment Date”).

The following example, based upon a redemption request received by the Fund prior to the close of business on September 7, 2012, is intended to help you understand the Fund’s Redemption Policy.

•	September 7, 2012, prior to 5:00 p.m. Pacific time – the Fund receives your redemption request

•	October 1, 2012, at 5:00 p.m. Pacific time (Redemption Request Deadline) – your redemption request becomes effective and irrevocable, unless a prior written revocation has been received by the Fund

•	October 31, 2012, as of approximately 4:00 p.m. Eastern time (the Redemption Pricing Date) – determination of share price at which your redemption request will be honored

•	November 7, 2012 (Redemption Payment Date) – last date by which the Fund must send you the proceeds of your redemption

The Fund may also declare the Redemption Pricing Date to be sooner than the last business day of the month.  For example, the Fund may accelerate the Redemption Pricing Date to use the proceeds from sales of new shares to meet redemption requests, instead of liquidating other Fund assets for that purpose.  However, the Fund may only accelerate the Redemption Pricing Date if several conditions are met, including that the Redemption Payment Date is also accelerated so that payment occurs no later than seven (7) days after the accelerated Redemption Pricing Date. The accelerated Redemption Pricing Date will only occur after the Fund has announced to the redeeming shareholders its intent to accelerate.

The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date in any period during which the New York Stock Exchange has been closed for trading, or trading on the New York Stock Exchange has been restricted due to certain emergencies.  If an emergency suspension of redemptions is in effect on a Redemption Pricing Date, the Redemption Pricing Date will be the next business day following the end of the emergency suspension of redemptions for all pending redemption requests.  Likewise, if a Redemption Payment Date occurs during an emergency suspension of redemptions, redemption proceeds will be paid on the next business day following the end of the emergency suspension of redemptions for all pending redemption payments.  The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund’s shareholders and the SEC.

Redemption Procedure

You can redeem your shares of the Fund by sending a written request to one of the following addresses:

Capital International, Inc.
Attn:  Abbe Shapiro
400 South Hope Street, 23rd Floor
Los Angeles, California  90071-2801

     – or –

Capital International, Inc.
P.O. Box 54379
Los Angeles, California  90054-0379

You may also send your redemption request by fax to Capital International, Inc., Attn: Abbe Shapiro at (310) 996-6511.  There are no shareholder charges for redemptions.  You must, however, redeem your shares in amounts of at least $25,000 (the same amount as the minimum subsequent investment in the Fund).  Your redemption request must be signed by the shareholder(s) of record.  In addition, the Fund may require a signature guarantee if the redemption requested (i) exceeds $75,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 30 days.  The Fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts.

The investment adviser, in its sole discretion, reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities. On the same redemption date, some shareholders may be paid in whole or in part in securities and some shareholders may be paid in cash.

Mandatory Redemption

The sale or transfer of shares to persons not meeting the Fund’s suitability standards are void and subject to mandatory redemption by the Fund.

Open-End Interval Fund Liquidity Policy

The Fund has adopted, as a fundamental policy, liquidity procedures designed to more easily provide for redemptions, although there can be no guarantee of that result.  The Fund’s liquidity policy requires that the Fund maintain a portfolio of securities such that as of each day on which the Fund’s assets are valued for purposes of calculating its net asset value, at least 85% of the Fund’s net assets will either:  (i) mature by the next Redemption Payment Date; or (ii) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date at approximately the price used in computing the Fund’s net asset value.

In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security’s liquidity and price.  In determining to seek SEC approval to operate as an open-end interval fund, the Fund further considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund’s shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability.  Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country’s economy, currency or equity markets – some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund – could adversely affect the price at which the Fund will be able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

Frequent Trading of Fund Shares

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.  In connection with the conversion of the Fund to an open-end interval fund, the Board of Directors adopted policies and procedures regarding the purchase and redemption of Fund shares, which are discussed in the immediately preceding sections.  These policies and procedures restrict the ability of shareholders to conduct frequent trading activity in the Fund.

DISTRIBUTIONS AND TAXES

The following information is meant to be a general summary for U.S. taxpayers.  Additional information regarding dividends, distributions and taxes can be found in the statement of additional information.  You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

Distributions

The Fund intends to distribute dividends and net realized capital gains, if any, to you annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.  You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Fund or you may elect to receive them in cash.  You may request a change in your election at any time.  If, however, you request a change in your election after the first business day of a month in which the Fund will make a distribution and officers of the Fund determine, in their sole discretion, that the change is not in the best interest of the Fund or its shareholders, the change will not take effect until the first business day of the following month.

Taxes on Distributions

Dividends and capital gain distributions you receive from the Fund will be subject to federal income tax and may also be subject to state or local taxes, unless you are exempt from taxation.

For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income.  Some or all of your dividends may be eligible for a reduced tax rate if you meet a holding period requirement.  In the absence of further Congressional action, this reduced tax rate is scheduled to expire after 2012. The Fund’s distributions of net long-term capital gains are taxable as long-term capital gains.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on Transactions

Redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is generally the difference between the cost of your shares and the amount you receive when you sell them.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period shown.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
Years Ended June 30

	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.93	$8.13	$6.72	$12.95	$17.02
Income (loss) from investment operations†:
Net investment income	.17	.16	.15	.18	.39
Net realized and unrealized gain (loss) on investments	(2.33)	1.81	1.39	(4.09)	.68
Total income (loss) from investment operations	(2.16)	1.97	1.54	(3.91)	1.07
Less distributions:
Dividends from net investment income	(.12)	(.17)	(.13)	(.23)	(.59)
Distributions from net realized gains	(.26)	_	_	(2.09)	(4.55)
Total distributions	(.38)	(.17)	(.13)	(2.32)	(5.14)
Net asset value, end of year	$7.39	$9.93	$8.13	$6.72	$12.95
Total return	(21.69)%	24.29%	22.83%	(23.08)%	3.78%
Ratios/supplemental data:
Net assets, end of year (in millions)	$11,851	$16,827	$12,878	$10,830	$13,925
Ratio of expenses to average net assets	.68%	.68%	.71%	.71%	.67%
Ratio of net income to average net assets	2.02%	1.65%	1.86%	2.49%	2.47%
Portfolio turnover rate	39.30%	40.66%	49.38%	67.91%	57.50%

† The per-share data is based on average shares outstanding.

MORE INFORMATION ABOUT THE FUND

Shareholder Services Investment Adviser

(800) 421-4989

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3384

333 South Hope Street
Los Angeles, California 90071-1406

400 South Hope Street
Los Angeles, California 90071-2801

6455 Irvine Center Drive
Irvine, California 92618-4518

Custodian Dividend Paying and Transfer Agent	JPMorgan Chase Bank 270 Park Avenue New York, New York 10017-2070 J.P.Morgan Investor Services Co. One Beacon Street Boston, Massachusetts 02108-3107

Annual/Semi-Annual Report to Shareholders

The shareholder reports contain additional information about the Fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Fund’s investment strategies that significantly affected the Fund’s performance during its last fiscal year, and the independent registered public accounting firm’s report (in the annual report).

Statement of Additional Information (“SAI”) and Codes of Ethics

The current SAI, as amended from time to time, contains more detailed information about the Fund, including the Fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the Fund, the Fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the SEC.  These and other related materials about the Fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, DC (202) 551-8090,  on the EDGAR database on the SEC’s website at www.sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington DC 20549-1520.

To request, free of charge, the current SAI, codes of ethics, or annual/semi-annual report, or to request other information about the Fund or make shareholder inquiries, please call (800) 421-4989, send an email to EMGF_Shareholder_Relations@capgroup.com or write to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, California, 90071-1406.  The Fund does not have a website that is available to the public.

Registration No. 811-04692